COLONIAL CALIFORNIA TAX-EXEMPT FUND
                      COLONIAL CONNECTICUT TAX-EXEMPT FUND
                        COLONIAL FLORIDA TAX-EXEMPT FUND
                     COLONIAL MASSACHUSETTS TAX-EXEMPT FUND
                        COLONIAL MICHIGAN TAX-EXEMPT FUND
                       COLONIAL MINNESOTA TAX-EXEMPT FUND
                        COLONIAL NEW YORK TAX-EXEMPT FUND
                     COLONIAL NORTH CAROLINA TAX-EXEMPT FUND
                          COLONIAL OHIO TAX-EXEMPT FUND

                   Supplement to Prospectus dated May 29, 1998

The Funds' Prospectus is amended as follows:

(1)  The following paragraph is added to the front cover of the Prospectus:

The Securities and Exchange Commission maintains a Web site (http:\\www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Funds.

(2) The first paragraph under the caption HOW THE FUNDS PURSUE THEIR OBJECTIVE AND CERTAIN RISK FACTORS is revised in its entirety as follows:

Each Fund invests primarily in investment grade debt securities of any maturity, the interest on which is exempt from federal income tax and that state's personal income tax (if any), other than any alternative minimum tax (State Bonds). In pursuing its after-tax total return objective, the Florida Fund may invest in securities that are not exempt from the Florida intangibles tax; however, under normal circumstances, these securities will not be held by the Florida Fund at December 31, when the Florida intangibles tax is imposed. This strategy could result in higher portfolio turnover and related transaction costs and may adversely affect the Florida Fund's total return.

(3) Effective July 1, 1998, Maureen G. Newman will no longer serve as manager of the Colonial Massachusetts Tax-Exempt Fund.

(4) Effective July 1, 1998, the seventh paragraph under the caption HOW THE FUNDS ARE MANAGED is revised in its entirety as follows:

Gary Swayze, Vice President of the Adviser, has managed the New York Fund since September 1997, the California Fund since October 1997, the Connecticut Fund since November 1997 and the Massachusetts Fund since July 1998. Prior to joining the Adviser in 1997, Mr. Swayze was a portfolio manager and group leader at Fidelity Management and Research Company and the writer and editor of a bond market newsletter.

(5) The first sentence under the caption TELEPHONE TRANSACTIONS is revised in its entirety as follows:

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares.


SP-36/380F-0698                     June 9, 1998